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                                                                EXHIBIT 10(l)(7)



                        FORM OF MUTUAL RELEASE AGREEMENT


                             MUTUAL LIMITED RELEASE


                 1.       Mutual Release.

                 1.1 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, except as otherwise expressly provided in Section 1.3 below, Noise Cancellation Technologies, Inc., a Delaware corporation ("NCT"), NCT Muffler, Inc., a Delaware corporation ("NCT-M"), and Chaplin Patents Holding Co., Inc., a Delaware corporation ("CPH"), and each of them, together with their respective legal representatives, transferees, successors and assigns (hereinafter sometimes referred to collectively as the "NCT Parties"), hereby fully release, remise, and forever discharge Tennessee Gas Pipeline Company, a Delaware corporation (including without limitation Tenneco Automotive and Walker Manufacturing Company, each of which is a division of Tennessee Gas Pipeline Company) and Walker Electronic Muffler, Inc., a Delaware corporation ("WEM"), and their respective legal representatives, transferees, successors and assigns (hereinafter referred to collectively as the "Walker Parties") from and against any and all manner of actions, suits, causes of action, agreements, contracts, claims, debts, demands, costs, expenses (including but not limited to attorneys' fees), judgments, losses, damages, and liability of any kind or nature whatsoever, which the NCT Parties, or any one or more of them now has, ever had, or may hereafter have, whether known or unknown, against the Walker Parties or any of them, directly or indirectly, arising out of, resulting from, or relating in any way to the Original Agreements (as such term is defined in the Transfer Agreement of even date entered into by and among the parties hereto along with Walker Noise Cancellation Technologies), governing the partnership and joint venture comprising Walker Noise Cancellation Technologies ("WNCT") of which NCT-M and WEM comprise the partners (the "Partnership") (including, without limitation, any claims for profits or losses thereunder), the management or operation of WNCT (the "Business") and any contracts, agreements, or obligations entered into and any statements, promises or commitments made in order to perform under, as a result of, pursuant to or relating to the Original Agreements and the management or operation of the Business. It is the specific intent and purpose of the NCT Parties that this Release shall extend to any and all matters, whether now known or unknown and whether specifically mentioned or not, which may exist or might be claimed to exist at or prior to the date hereof arising from





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or relating to the Original Agreements or the management or operation of the
Business except as otherwise expressly provided in Section 1.3 below. The NCT Parties hereby expressly waive any and all claims or rights to assert that any matter, cause or thing of any kind or nature whatsoever has been, through oversight or error, intentionally or unintentionally omitted with respect to the matters described above (except as otherwise expressly provided in Section
1.3 below).

                 1.2 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, except as otherwise expressly provided in Section 1.3 below, the Walker Parties, and each of them, hereby fully release, remise, and forever discharge the NCT Parties, and each of them, from and against any and all manner of actions, suits, causes of action, agreements, contracts, claims, debts, demands, costs, expenses (including but not limited to attorneys' fees), judgments, losses, damages, and liability of any kind or nature whatsoever, which the Walker Parties or any one or more of them now has, ever had, or may hereafter have, whether known or unknown, against the NCT Parties or any of them, directly or indirectly, arising out of, resulting from, or relating in any way to the Original Agreements (including, without limitation, any claims for profits or losses thereunder), the management or operation of the Business and any contracts, agreements, or obligations entered into and any statements, promises or commitments made in order to perform under, as a result of, pursuant to or relating to the Original Agreements and the management or operation of the Business. It is the specific intent and purpose of the Walker Parties that this Release shall extend to any and all matters, whether now known or unknown and whether specifically mentioned or not, which may exist or might be claimed to exist at or prior to the date hereof arising from or relating to the Original Agreements or the management or operation of the Business except as otherwise expressly provided in Section 1.3 below. The Walker Parties hereby expressly waive any and all claims or rights to assert that any matter, cause or thing of any kind or nature whatsoever has been, through oversight or error, intentionally or unintentionally omitted with respect to the matters described above (except as otherwise expressly provided in Section 1.3 below).

                 1.3 Nothing contained herein shall constitute a release of or discharge of or covenant not to sue with respect to (i) any claims arising under the Transfer Agreement of even date among WNCT, the NCT Parties and the Walker Parties (the "Transfer Agreement") or any instrument or any document delivered pursuant thereto, or (ii) any claims arising subsequent to the date hereof under the provisions of any of the Original Agreements to the extent that such provisions are expressly excepted in accordance





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with the Transfer Agreement (either in the Transfer Agreement or in any of the other agreements contemplated thereby) from the general termination provisions set out in the Transfer Agreement with respect to the Original Agreements. Notwithstanding anything provided to the contrary in this Mutual Release, no partner of the Partnership shall be released from any obligation of, and no partner of the Partnership hereby waives any rights to, such contribution rights and obligations created by law or which otherwise exist among the partners with respect to (i) any claim by a third party against the Partnership, or (ii) any claim by a third party against any of the partners, in either case in connection with the business, operations or property of the Partnership and resulting or arising from or in connection with any act, omission or condition which occurred prior to the Closing (as such term is defined in the Transfer Agreement).

                 1.4 The Walker Parties and the NCT Parties, and each of them, hereby jointly and severally represent that they have not sold, assigned or otherwise transferred to any party any claim which is being released pursuant to this Mutual Release Agreement.

                 2.       Indemnification.

                 2.1 The NCT Parties, jointly and severally, hereby agree to indemnify and hold harmless the Walker Parties, and each of them, from and against any and all claims, causes of action, losses, damages, costs, expenses (including but not limited to attorneys' fees) and liability arising out of any breach by any of the NCT Parties of the representations set forth in Section
1.4 above of this Mutual Release Agreement.

                 2.2 The Walker Parties, jointly and severally, hereby agree to indemnify and hold harmless the NCT Parties, and each of them, from and against any and all claims, causes of action, losses, damages, costs, expenses (including but not limited to attorneys' fees) and liability arising out of any breach by any of the Walker Parties of the representations set forth in Section 1.4 above of this Mutual Release Agreement.

                 The signatories to this Mutual Release Agreement certify that they are duly authorized to execute this Release.





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                 THUS DONE AND SIGNED in multiple original as of the 15th day of November, 1995.




NOISE CANCELLATION                         NCT MUFFLER, INC.
  TECHNOLOGIES, INC.


By:/s/ Michael J. Parrella                 By:/s/ Michael J. Parrella
   -----------------------                    -----------------------
   Michael Parrella
                                              ------------------------
   Its President                              Its President


CHAPLIN PATENTS
  HOLDING CO., INC.


By:/s/ Michael J. Parrella
   -----------------------

   -----------------------
   Its President


WALKER MANUFACTURING COMPANY,              TENNECO AUTOMOTIVE,
  A DIVISION OF TENNESSEE                    A DIVISION OF TENNESSEE
  GAS PIPELINE COMPANY                       GAS PIPELINE COMPANY


By:/s/ Lyle S. Lohmeyer                      By:/s/ Lyle S. Lohmeyer
   -----------------------                      --------------------

   -----------------------                   ----------------------
   Its Vice President                        Its Vice President
      --------------------                      ------------------



WALKER ELECTRONIC
  MUFFLERS, INC.

By:/s/ Lyle S. Lohmeyer
   -----------------------
   Its Vice President
      ---------------------





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